Note 5 - Long-Term Debt and Other Financial Instruments	12 Months Ended
Dec. 31, 2012
Long-term Debt [Text Block]
Note 5:       Long-Term Debt and Other Financial Instruments

Long-term debt at December 31, 2012, and December 25, 2011, was as follows:

(In thousands)	2012	2011
Term loan:
Face value	$301,537	$363,126
Remaining original issue discount	(32,058)	-
Remaining warrant discount	(12,013)	-
Carrying value	257,466	363,126

Revolving credit facility ($45 million and $66 million remaining availability in 2012 and 2011, respectively)	-	-

Senior notes:
Face value	299,800	300,000
Remaining original issue discount	(4,091)	(5,081)
Carrying value	295,709	294,919

Capital lease liability	12	154

Total carrying value	$553,187	$658,199

On December 31, 2012, the Company had in place a term loan with a face value of $302 million and a revolving credit facility with no outstanding balance and maximum availability of $45 million. Also outstanding were 11.75% senior notes with a face value of $300 million that were issued at a price equal to 97.69% of face value.  The term loan with Berkshire Hathaway matures in May 2020 and bears an interest rate of 10.5%, but could decrease to 9% based on the Company’s leverage ratio, as defined in the agreement.  The Company was in compliance with all provisions of both agreements at December 31, 2012.

In May of 2012, the Company consummated a financing arrangement with BH Finance LLC, an affiliate of Berkshire Hathaway, that provided the Company with a $400 million term loan and a $45 million revolving credit facility.  The funding of the new financing arrangement’s term loan and an initial draw of the revolving credit facility resulted in cash proceeds to the Company of $382.5 million, which were immediately used to fully repay all amounts outstanding under the Company’s existing credit facility, pay fees and expenses related to the financing and to fund working capital requirements.  The term loan was issued at a discount of 11.5% and was secured pari passu with the Company’s existing 11.75% senior secured notes due 2017.   While the new financing arrangement does not contain financial covenants, there are restrictions, in whole or in part, on certain activities including the incurrence of additional debt, repurchase of shares, and the payment of dividends.  The term loan may be voluntarily repaid prior to maturity, in whole or in part, at a price equal to 100% of the principal amount repaid plus accrued and unpaid interest, plus a premium, which starts at 14.5% and steps down over time, as set forth in the agreement.  Other factors, such as the sale of assets may result in a mandatory prepayment or an offer to prepay a portion of the term loan without premium or penalty.  The Company considers the prepayment feature to be an embedded derivative which it bifurcates from the term loan when the fair value is determinable.  The term loan and revolving credit facility will mature in May 2020 and are guaranteed by the Company’s subsidiaries.  The revolving credit facility bears interest at a rate of 10% and is subject to a 2% commitment fee.  As discussed in Note 6, the Company issued common stock warrants to Berkshire Hathaway in conjunction with the financing.

Long-term debt maturities during the five years subsequent to December 31, 2012 aggregate $299.8 million, and represent the senior notes which mature in February 2017.  The Company will consider refinancing the senior notes in February 2014 when the notes become redeemable at a price of 105.875% of the outstanding principal.

The previous bank credit facility had an interest rate of LIBOR (with a 1.5% floor) plus a margin of 7% and commitment fees of 2.5%.  In addition to this cash interest, the Company accrued payment-in-kind (PIK) interest of 1.5%.  PIK interest increased the bank term loan by nearly $1 million between March and May 2012 and was paid in cash upon repayment of the entire facility.

Following the sale of its newspapers to World Media, the Company used the net proceeds to repay $98 million of the term loan at par and the $18.5 million balance of its then existing revolver.  The early repayment of debt resulted in debt modification and extinguishment costs of $17.3 million in the third quarter of 2012 due to the accelerated recognition of a pro rata portion of discounts and deferred issuance costs.  In the second quarter of 2012, in conjunction with the secured financing with Berkshire Hathaway and the repayment of the previous credit facility the Company recorded debt modification and extinguishment costs of $7.7 million, primarily due to the write-off of unamortized fees related to the former credit agreement.  In addition, the Company capitalized $11.5 million of advisory and legal fees related to the new financing; these fees will be amortized as interest expense over the term of the financing arrangement.  In March of 2012, the Company amended its previous bank credit agreement which resulted in $10.4 million of expense for debt modification and extinguishment costs including certain advisory, arrangement, and legal fees related to that refinancing.

The Company revised its financing structure in the first quarter of 2010 by simultaneously amending and extending its bank term loan facility and issuing senior notes.  The Company recorded debt modification and extinguishment costs of $5.5 million in conjunction with that refinancing.

In 2006, the Company entered into several interest rate swaps as part of an overall strategy to manage interest cost and risk associated with variable interest rates, primarily short-term changes in LIBOR.  These interest rate swaps were cash flow hedges with original notional amounts totaling $300 million; swaps with notional amounts of $100 million matured in 2009 and the remaining swaps with notional amounts of $200 million matured in the third quarter of 2011.  The interest rate swaps were carried at fair value based on the present value of the estimated cash flows the Company would have received or paid to terminate the swaps; the Company applied a discount rate that was predicated on quoted LIBOR prices and current market spreads for unsecured borrowings.  In 2011 and 2010, $7.3 million and $10.7 million, respectively, were reclassified from other comprehensive income (loss) into interest expense on the Consolidated Statement of Operations as the effective portion of the interest rate swaps.  The pretax net change in comprehensive income (loss) for 2011 and 2010 was $6.9 million and $7.5 million, respectively.

The following table includes information about the carrying values and estimated fair values of the Company’s financial instruments at December 31, 2012 and December 25, 2011:

	December 31, 2012		December 25, 2011
(In thousands)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets:
Investments
Trading	$198	$198	$205	$205
Liabilities:
Long-term debt:
Revolving credit facility ($45 million available at 12/31/2012)	-	-	-	-
Term loan	257,466	343,746	363,126	340,639
11.75% senior notes	295,709	346,269	294,919	285,000

Trading securities held by the Supplemental 401(k) Plan are carried at fair value and are determined by reference to quoted market prices.  At December 31, 2012 and December 25, 2011, the fair value of the term loan was determined using a discounted cash flow analysis and an estimate of the current borrowing rate.  The fair value of the 11.75% senior notes was valued by reference to the most recent trade prior to the end of the applicable period.  Under the fair value hierarchy, the Company’s trading securities fall under Level 1 (quoted prices in active markets), its senior notes and it term loan that existed at December 25,  2011, fall under Level 2 (other observable inputs).  Its term loan at December 31, 2012, falls under Level 3 (unobservable inputs).